CONSENT

     Consents of Persons Not Signing Registration Statement Named in Registration Statement As About to Become Directors

     The undersigned hereby consents to the use of his name in a Registration Statement filed by Execufirst Bancorp, Inc. (the 'Corporation') on Form S-4 (File No. 333-000673), and any amendments thereto, in connection with the registration of approximately 1,985,658 shares of the Corporation's Common Stock, being offered to the present shareholders of Republic Bancorporation, Inc. in connection with the proposed merger of Republic Bancorporation, Inc. with and into Execufirst Bancorp, Inc.

                                          /S_/__HARRY D. MADONNA________________
                                          Harry D. Madonna

                                    CONSENT

     Consents of Persons Not Signing Registration Statement Named in Registration Statement As About to Become Directors

     The undersigned hereby consents to the use of his name in a Registration Statement filed by Execufirst Bancorp, Inc. (the 'Corporation') on Form S-4 (File No. 333-000673), and any amendments thereto, in connection with the registration of approximately 1,985,658 shares of the Corporation's Common Stock, being offered to the present shareholders of Republic Bancorporation, Inc. in connection with the proposed merger of Republic Bancorporation, Inc. with and into Execufirst Bancorp, Inc.

                                          /S_/__KENNETH ADELBERG________________
                                          Kenneth Adelberg

                                   CONSENT

     Consents of Persons Not Signing Registration Statement Named in Registration Statement As About to Become Directors

     The undersigned hereby consents to the use of his name in a Registration Statement filed by Execufirst Bancorp, Inc. (the 'Corporation') on Form S-4 (File No. 333-000673), and any amendments thereto, in connection with the registration of approximately 1,985,658 shares of the Corporation's Common Stock, being offered to the present shareholders of Republic Bancorporation, Inc. in connection with the proposed merger of Republic Bancorporation, Inc. with and into Execufirst Bancorp, Inc.

                                          /S_/__DANIEL S. BERMAN _______________
                                          Daniel S. Berman

                                    CONSENT

     Consents of Persons Not Signing Registration Statement Named in Registration Statement As About to Become Directors

     The undersigned hereby consents to the use of his name in a Registration Statement filed by Execufirst Bancorp, Inc. (the 'Corporation') on Form S-4 (File No. 333-000673), and any amendments thereto, in connection with the registration of approximately 1,985,658 shares of the Corporation's Common Stock, being offered to the present shareholders of Republic Bancorporation, Inc. in connection with the proposed merger of Republic Bancorporation, Inc. with and into Execufirst Bancorp, Inc.

                                          /S_/__WILLIAM W. BATOFF ______________
                                          William W. Batoff

                                    CONSENT

     Consents of Persons Not Signing Registration Statement Named in Registration Statement As About to Become Directors

     The undersigned hereby consents to the use of his name in a Registration Statement filed by Execufirst Bancorp, Inc. (the 'Corporation') on Form S-4 (File No. 333-000673), and any amendments thereto, in connection with the registration of approximately 1,985,658 shares of the Corporation's Common Stock, being offered to the present shareholders of Republic Bancorporation, Inc. in connection with the proposed merger of Republic Bancorporation, Inc. with and into Execufirst Bancorp, Inc.

                                          /S_/__EUSTACE W. MITA_________________
                                          Eustace W. Mita

                                    CONSENT

     Consents of Persons Not Signing Registration Statement Named in Registration Statement As About to Become Directors

     The undersigned hereby consents to the use of his name in a Registration Statement filed by Execufirst Bancorp, Inc. (the 'Corporation') on Form S-4 (File No. 333-000673), and any amendments thereto, in connection with the registration of approximately 1,985,658 shares of the Corporation's Common Stock, being offered to the present shareholders of Republic Bancorporation, Inc. in connection with the proposed merger of Republic Bancorporation, Inc. with and into Execufirst Bancorp, Inc.

                                          /S_/__NEIL I. RODIN __________________
                                          Neil I. Rodin

                                    CONSENT

     Consents of Persons Not Signing Registration Statement Named in Registration Statement As About to Become Directors

     The undersigned hereby consents to the use of his name in a Registration Statement filed by Execufirst Bancorp, Inc. (the 'Corporation') on Form S-4 (File No. 333-000673), and any amendments thereto, in connection with the registration of approximately 1,985,658 shares of the Corporation's Common Stock, being offered to the present shareholders of Republic Bancorporation, Inc. in connection with the proposed merger of Republic Bancorporation, Inc. with and into Execufirst Bancorp, Inc.

                                          /S_/__STEVE J. SHOTZ _________________
                                          Steve J. Shotz

                                    CONSENT

     Consents of Persons Not Signing Registration Statement Named in Registration Statement As About to Become Directors

     The undersigned hereby consents to the use of his name in a Registration Statement filed by Execufirst Bancorp, Inc. (the 'Corporation') on Form S-4 (File No. 333-000673), and any amendments thereto, in connection with the registration of approximately 1,985,658 shares of the Corporation's Common Stock, being offered to the present shareholders of Republic Bancorporation, Inc. in connection with the proposed merger of Republic Bancorporation, Inc. with and into Execufirst Bancorp, Inc.

                                          /S_/__ROLF A. STENSRUD _______________
                                          Rolf A. Stensrud

                                    CONSENT

     Consents of Persons Not Signing Registration Statement Named in Registration Statement As About to Become Directors

     The undersigned hereby consents to the use of his name in a Registration Statement filed by Execufirst Bancorp, Inc. (the 'Corporation') on Form S-4 (File No. 333-000673), and any amendments thereto, in connection with the registration of approximately 1,985,658 shares of the Corporation's Common Stock, being offered to the present shareholders of Republic Bancorporation, Inc. in connection with the proposed merger of Republic Bancorporation, Inc. with and into Execufirst Bancorp, Inc.

                                          /S_/__HARRIS WILDSTEIN _______________
                                          Harris Wildstein